Offerings - Offering: 1	Dec. 04, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Common Shares ($.10 par value)
Amount Registered | shares	7,000,000
Proposed Maximum Offering Price per Unit | shares	96.66
Maximum Aggregate Offering Price | $	$ 676,620,000
Fee Rate	0.01531%
Amount of Registration Fee | $	$ 103,590.53
Offering Note
(1)	Calculated in accordance with Rule 457(r) under the Securities Act of 1933.